First Quarter 2022 EARNINGS PRESENTATION MAY 6 | 2022

This presentation contains forward-looking statements. Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • the effects of the coronavirus pandemic ("COVID-19"), and the impact on the economy and demand for the Company's services, which may precipitate or exacerbate other risks and uncertainties; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC (the “Business Combination” and, together with the related transactions, the “Transactions”); • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company's ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company's ability to manage its growth effectively, including the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; • the Company’s material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflict between Russia and Ukraine), terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors and the additional risk factors outlined in more detail under the caption “Risk Factors” in Exhibit 99.2 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov., and in the Company’s other SEC filings. FORWARD LOOKING INFORMATION & OTHER INFORMATION 2

Non-GAAP Financial Measures: In addition to its reported results, Stagwell Inc has included in this presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. Net Revenue: GAAP Revenue adjusted to exclude certain third-party direct costs when the Company acts as principal for the services rendered in the client arrangement Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. Organic Net Revenue: organic revenue adjusted to exclude certain third-party direct costs when the Company acts as principal for the services rendered in the client arrangement. Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items. Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Net Debt: defined as bonds plus revolver balance less cash. Net Leverage Ratio: defined as Net Debt divided by Last-Twelve-Months Adjusted EBITDA. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures. DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3

FINANCIAL OUTLOOK Reiterating Full-Year 2022 Outlook Organic Net Revenue Growth Organic Net Revenue Growth Ex-Advocacy Adjusted EBITDA (excludes any contribution from acquisitions completed in 2022) 18% - 22% 13% - 17% $450M - $480M Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. The Company has excluded a quantitative reconciliation with respect to the Company’s 2022 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information. ~30% Free Cash Flow Growth 4

FIRST QUARTER HIGHLIGHTS

NET DEBT: $1,105M | LTM ADJ. EBITDA: $404M | NET DEBT RATIO: 2.7X

Accelerated GROWTH

24% Organic Net Revenue Growth

23% organic net revenue growth, ex-advocacy

34% adjusted EBITDA growth (19.3% margin on net revenue)

Increasing DIGITAL MIX

56% of Net Revenue from Digital Capabilities

39% digital organic net revenue growth year-over-year

64% of adjusted EBITDA from digital capabilities

Winning BIGGER

$54M of Net New Business

Tenth win expected to generated >$10M of annual revenue

Top 25 clients averaged $6M in 1Q net revenue, up 27% y/y

Strategic M&A

Building an E-Commerce Platform

Connecting E-commerce, Digital Transformation & Media

Significantly increasing Stagwell's scale in Europe

STAGWELL TRANSFORMING MARKETING

Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. All growth rates are Pro Forma, year-over-year growth and represent 1Q 2022 compared to 1Q Pro Forma 2021. Net Debt defined as bonds plus revolver balance less cash. Net Debt Ratio defined as Net Debt divided by Pro Forma LTM Adjusted EBITDA.

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S U M M A R Y P R O F O R M A C O M B I N E D F I N A N C I A L S Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. Numbers may not foot due to rounding. Three Months Ended, March 31, 2022 March 31, 2021 Net Revenue $ 526,637 $ 428,781 Billable Costs 116,266 60,046 Revenue $ 642,903 $ 488,827 Billable Costs 116,266 60,046 Staff costs 340,638 281,166 Administrative costs 56,294 51,904 Unbillable and other costs, net 28,293 19,945 Adjusted EBITDA $ 101,412 $ 75,766 Stock-based compensation 8,021 (1,963) Depreciation and amortization 31,204 19,127 Deferred acquisition consideration 1,897 15,621 Impairment and other losses 557 875 Other items, net 5,073 8,452 Operating income (loss) $ 54,660 $ 33,681 Pro Forma adjusted EBITDA margin (on net revenue) 19.3% 17.7% 6 $ in Thousands

1 Q P R O F O R M A N E T R E V E N U E Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. Actuals may not foot due to rounding. Three Months Ended, March 31, 2022 Net Revenue Change March 31, 2021 $ 428,781 Organic revenue 101,379 23.6% Acquisitions (divestitures), net (1,048) -0.2% Foreign currency (2,475) -0.6% Total Change $ 97,856 22.8% March 31, 2022 $ 526,637 7 $ in Thousands

NET REVENUE MIX BY PRINCIPAL CAPABILITY

1 **Digital Transformation**

Building & Designing Digital Experiences for Clients

2 **Performance Media & Data**

Addressable on a Global Scale

3 **Consumer Insights & Strategy**

Tracking Across Consumer Journey

4 **Creativity & Communications**

Blue-Chip Customer Base


29%
18%
10%
44%
DIGITAL REVENUE
56%

Note: Legacy Stagwell Group performance marketing Agency, ForwardPMX, combined with Assembly (~80% of revenue is digital on a pro forma basis) and is included in "Performance Media and Data," along with remaining legacy "Media" Line of Business, legacy "Other" Line of Business (primarily Ink), and Goodstuff (acquired in 4Q 2021). "Digital Transformation" is equivalent to legacy "Digital" Line of Business (excluding ForwardPMX). "Consumer Insights & Strategy" is equivalent to legacy "Research" Line of Business. "Creativity & Communications" is comprised of legacy "Creative," "Public Relations," and "Experiential" Lines of Business.

STAGWELL TRANSFORMING MARKETING

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1 Q Y E A R - O V E R - Y E A R G R O W T H B Y C A P A B I L I T Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2020 Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability Organic Net Revenue Growth Net Revenue Growth Adjusted EBITDA* Growth Digital Transformation 49% 48% 61% Performance Media & Data 18% 23% 85% Consumer Insights & Strategy 56% 55% 69% Creativity & Communications 9% 6% (1%) TOTAL 24% 23% 34% TOTAL EX-ADVOCACY 23% 22% 32% % OF NET REVENUE 29% 18% 10% 44% 9 43% 12% 10% 36% % OF ADJ EBITDA*

Q 1 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2020. 1Q Organic Growth Y/Y 82% 7% 11% Geography 1Q22 United States 24% United Kingdom 51% Other 12% TOTAL 24% TOTAL EX-ADVOCACY 23% 10 % OF NET REVENUE

Three Months Ended, March 31, 2022 March 31, 2021 % Change Total Net Revenue $527 $429 22.8% Advocacy Net Revenue 37 29 29.8% Ex Advocacy Net Revenue $489 $400 22.3% Q 1 E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. Advocacy includes Targeted Victory and SKDK. Numbers may not foot due to rounding. $ in Millions 11 Three Months Ended, March 31, 2022 March 31, 2021 % Change Total Adj. EBITDA $101 $76 33.8% Advocacy Adj. EBITDA 12 8 46.1% Ex Advocacy Adj. EBITDA $90 $68 32.4% NET REVENUE ADJ. EBITDA

NEW BUSINESS UPDATE

Net New Business

Q1 2022	**$54M**

Large Contract Wins[1]

Q1 2022	**2**
Cumulative[2]	**10**

Notable Business **WINS**

- Lenovo
- TikTok
- MLB
- Perdue
- The Ritz-Carlton®
- Pagaya
- Mayo Clinic
- hulu
- Taco Bell
- Northern® Tool + Equipment
- Equifax

STAGWELL
TRANSFORMING MARKETING

Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on Jan. 1, 2020.
1. Expected to generate $10M or more in annual revenue. Based on expectation at time of contract signing.
2. Cumulative large contract wins since announcement of the proposed Business Combination.

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STRATEGIC M&A

	BRAND NEW GALAXY	Dyversity communications
	100% ACQUISITION (closed in April)	**100% ACQUISITION** (closed in March)
Business	A scaled provider of end-to-end e-commerce services such as DTC strategy, digital content production, automation, and complex technology implementations. BNG works with 150+ global brands and 500+ e-retailers worldwide. Founded in Poland and with offices in the US, Dubai, and the Netherlands, BNG employs over 600 people working with clients including 3M, Coty, P&G, and Bayer.	A leading multicultural full-service marketing agency in depth, breadth, and size based in Canada. Dyversity specializes in Chinese and South Asian communications, with additional expertise in over 20 other languages including Filipino, Korean, Portuguese, and Spanish.
Rationale	BNG establishes a chain in e-commerce that connects directly to our media and digital transformation offerings with a focus on converting sales and growing revenue. The acquisition bolsters Stagwell's broad e-commerce capabilities to service more complex global clients and provides significant scale in Europe.	The acquisition rapidly scales the Doner Partners Network's multicultural capabilities across its Canadian assets – namely DonerNorth, Veritas, and Meat & Produce (M&P) – by adding best practices for existing clients and doubling down on more progressive ways to centralize multicultural insights and expertise as part of the offering.

STAGWELL
TRANSFORMING MARKETING

Appendix

1 Q G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Three Months Ended, Mar 31, 2022 2021 Revenue $ 642,903 $ 181,242 Cost of services 411,970 111,999 Office & general expenses 144,512 52,278 Depreciation & amortization 31,204 10,950 Impairment & other losses 557 - Total operating expenses $ 588,243 $ 175,227 Operating income (Loss) $ 54,660 $ 6,015 Interest expense, net (18,729) (1,351) Foreign exchange, net (306) (677) Other, net 156 1,285 Other income (expenses) $ (18,879) $ (743) Income tax expense 3,189 673 Income before equity in earnings of non-consolidated affiliates $ 32,592 $ 4,599 Equity in income of non-consolidated affiliates 1,030 4 Net income $ 33,622 $ 4,603 Net (income) loss attributable to non-controlling and redeemable non-controlling interests (20,947) (238) Net income attributable to Stagwell Inc. common shareholders $ 12,675 $ 4,365 EARNINGS PER SHARE Basic $ 0.10 N/A Diluted $ 0.10 N/A WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING Basic 122,284,880 Diluted 295,484,726 Note: Actuals may not foot due to rounding. 15 $ in Thousands

NET INCOME & DILUTED EARNINGS PER SHARE DETAIL

$ in Thousands	*Three Months Ended, March 31, 2022*
Net income	$ 33,622
Net income attributable to Class C shareholders	(17,721)
Net income attributable to other equity interest holders	(3,226)
Net income attributable to noncontrolling interests	$ (20,947)
Net income attributable to Stagwell Inc. common shareholders	$ 12,675
Earnings Per Share - Diluted	
Net income attributable to Stagwell Inc. common shareholders	$ 12,675
Net income attributable to Stagwell Media	17,721
Net income for diluted earnings per share calculation	**$ 30,396**
Dilutive Shares	
Basic – weighted average number of common shares outstanding	122,285
Class A shares	4,828
Class C shares	168,372
Diluted – weighted average number of common shares outstanding	**295,485**
Earnings Per Share - Diluted	**$ 0.10**

STAGWELL
TRANSFORMING MARKETING

Diluted earnings per share assumes the exchange of all Stagwell Media Class C shares for Stagwell Inc. Class A shares on a one-for-one basis. The income effect does not take into account "Net income attributable to other equity interest holders," since those shares are not exchangeable for Stagwell Inc. Class A shares.

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L I Q U I D I T Y Available Liquidity (as of 3/31/22) Commitment Under Credit Facility $500 Drawn 140 Undrawn Letters of Credit 25 Undrawn Commitments Under Facility 335 Total Cash & Cash Equivalents 135 Total Available Liquidity $470 17 $ in Millions

YEAR-END PRO FORMA CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 3/31/22)*

Revolving Credit Facility	$ 140
Bonds	1,100
NCI[1]	33
DAC	224
RNCI & Other[2]	82
Less: Cash	135
TOTAL NET DEBT & DEBT-LIKE	**$ 1,444**

Pro Forma Common Equity *(Thousands, as of 5/6/22)*

Class A & B	133,156
Class C	164,815
Awards Out.	4,739
FULLY DILUTED	**302,710**

STAGWELL
TRANSFORMING MARKETING

Note: fully diluted share counts as of 05/06/22 after assuming full vesting of awards outstanding. Numbers may not foot due to rounding.
1. Excludes $495M in non-controlling interest of Stagwell Class C shareholders..
2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.

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GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Latin America

- Aruba
- Curacao
- Nicaragua
- Panama
- Venezuela
- Colombia
- Costa Rica
- Brazil
- Ecuador
- Guatemala
- Honduras
- Peru
- Argentina
- Bolivia
- Dominican Republic
- Jamaica
- Uruguay

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Lithuania
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Middle East & Africa

- Algeria
- Bahrain
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- Egypt
- United Arab Emirates

Asia Pacific

- Indonesia
- Malaysia
- Thailand
- Australia
- China
- Hong Kong
- India
- Japan
- Philippines
- Singapore
- Taiwan
- South Korea

	Stagwell	*+Affiliates*
COUNTRIES	34	65
EMPLOYEES	~11K+	20K+

Note: As of March 31, 2022.

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Thank You Contact Us: IR@StagwellGlobal.com